UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 8, 2009

General Mills, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-01185	41-0274440
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Number One General Mills Boulevard, Minneapolis, Minnesota		55426-1347
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	763-764-7600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

The Corporate Governance Committee of the Board of Directors of General Mills, Inc. (the "Company") has approved the following committee assignments effective with the election of directors at the Company’s annual meeting of stockholders on September 21, 2009:

Audit Committee

Judith Richards Hope, Chair
R. Kerry Clark
Paul Danos
William T. Esrey
Robert L. Ryan

Compensation Committee

Michael D. Rose, Chair
Bradbury H. Anderson
R. Kerry Clark
Raymond V. Gilmartin
Lois E. Quam

Corporate Governance

Raymond V. Gilmartin, Chair
Bradbury H. Anderson
Steve Odland
Michael D. Rose
Dorothy A. Terrell

Finance Committee

William T. Esrey, Chair
Heidi G. Miller
Hilda Ochoa-Brillembourg
Steve Odland
Robert L. Ryan

Public Responsibility Committee

Dorothy A. Terrell, Chair
Paul Danos
Judith Richards Hope
Hilda Ochoa-Brillembourg
Lois E. Quam

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Mills, Inc.

September 8, 2009	By:	Roderick A. Palmore

Name: Roderick A. Palmore
Title: Executive Vice President, General Counsel